UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): September 3, 2019

Fusion Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32421	58-2342021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339
(Address of Principal Executive Offices, including Zip Code)

(212) 201-2400
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.
Regulation FD Disclosure.

As previously reported, on June 3, 2019 Fusion Connect, Inc. (“Fusion”) and its U.S. subsidiaries (collectively, the “Debtors” and together with Fusion’s non-debtor Canadian subsidiaries, collectively, the “Company”) filed voluntary petitions (and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Chapter 11 Cases are being jointly administered under the caption In re Fusion Connect, Inc. (Case No. 19-11811). The Debtors are operating their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

In connection with the Chapter 11 Cases, on September 3, 2019, the Debtors filed with the Court the Amended Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors (the “Amended Plan”) and the Amended Disclosure Statement for the Amended Plan (the “Amended Disclosure Statement”). The Amended Plan and the Amended Disclosure Statement amend the initial plan and disclosure statement filed with the Court on July 1, 2019 and July 2, 2019, respectively, and which were previously described in and filed as exhibits to the Company’s Form 8-K filed on July 2, 2019. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Amended Plan or Amended Disclosure Statement, as applicable.

The Amended Plan and the Amended Disclosure Statement were amended to incorporate, among other things, the global settlement among the Debtors, the First Lien Ad Hoc Group and the Creditors’ Committee as well as the Debtors’ termination of their U.S. sale process.

The Amended Disclosure Statement is subject to approval by the Court. If and when the Amended Disclosure Statement is approved by the Court, the Debtors will solicit acceptances of the Amended Plan by those Classes of creditors eligible to vote thereon (the “Voting Classes”), as described in the Amended Disclosure Statement.

The Debtors intend to proceed expeditiously to commence the mailing of ballots and other solicitation materials (the “Solicitation Materials”) and soliciting acceptances of the Amended Plan following Court approval of the Amended Disclosure Statement. A hearing to consider approval of the Amended Disclosure Statement is currently scheduled for September 17, 2019. There can be no assurance that the Amended Disclosure Statement will be approved in its current form or that Court approval will be secured at the hearing currently scheduled for September 17, 2019. The Debtors have requested that the Court schedule a hearing to approve the Amended Plan on or around October 30, 2019. There can also be no assurance that the Court will set October 30, 2019 as the hearing date to approve the Amended Plan, that the Voting Classes will approve the Amended Plan, or that the Court will confirm the Amended Plan. The Debtors intend to emerge from chapter 11 protection if and when the Amended Plan receives the requisite acceptances as required by the Bankruptcy Code, the Court enters an order confirming the Amended Plan and the conditions to effectiveness of the Amended Plan, as stated therein, are satisfied or waived in accordance with the terms of the Amended Plan.

The Amended Plan and the Amended Disclosure Statement, as well as Court filings and other information related to the Chapter 11 Cases, are available at a website administered by the Company’s claims agent, Prime Clerk, at http://cases.primeclerk.com/Fusion. The Solicitation Materials will also be available at http://cases.primeclerk.com/Fusion. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for acceptances of the Amended Plan.

The foregoing descriptions of the Amended Plan and the Amended Disclosure Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Plan and the Amended Disclosure Statement, which are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.
Other Events.

Cautionary Statements Regarding Trading in Fusion’s Securities

Fusion cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Fusion’s securities may bear little or no relationship to the actual recovery, if any, by holders of Fusion’s securities in the Chapter 11 Cases. The Amended Plan contemplates that, on the Effective Date, all of the Parent Equity Interests will be extinguished and shall be of no further force and effect, whether surrendered for cancellation or otherwise, and holders of Parent Equity Interests will not receive any recovery on account of those Interests.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: the terms of and potential transactions contemplated by the RSA, the Amended Plan and the Amended Disclosure Statement. the Chapter 11 Cases and Court proceedings. the anticipated mailing date of the Solicitation Materials; management’s strategy, plans, opportunities, objectives, expectations, or intentions. and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed restructuring include: ability of the Company to comply with the terms of the RSA and the DIP Credit Agreement, including completing various stages of the restructuring within the dates specified in the RSA and DIP Credit Agreement, as amended. ability of the Company to obtain requisite support for the Amended Plan from the required Voting Classes. ability of the Amended Plan to satisfy all requirements necessary for confirmation by the Court. ability of the Company to successfully execute the transactions contemplated by the RSA, the Amended Plan and/or the Amended Disclosure Statement without substantial disruption to its business. high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated. actions and decisions of the Company’s creditors and other third parties who have interests in the Chapter 11 Cases that may be inconsistent with the Company’s operational and strategic plans. ability of the Company to continue as a going concern. and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail in the risk factors set forth in Exhibit 99.3 to Fusion’s Current Report on Form 8-K filed on July 2, 2019 with the Securities and Exchange Commission (the “SEC”) and other filings with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Amended Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors, dated September 3, 2019.
99.2	Amended Disclosure Statement for Amended Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors, dated September 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: September 6, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel

5